Exhibit 10.8

INTERNET MARKETING SERVICE AGREEMENT

BETWEEN

GOLDEN RULE INSURANCE COMPANY

AND

EHEALTHINSURANCE SERVICES, INC.

THIS MARKETING SERVICE AGREEMENT is made by and between Golden Rule Insurance Company, an Illinois-domiciled health insurer and EHealthInsurance Services, Inc., a Delaware corporation (“Broker”).

In accordance with the terms of this Agreement, the Broker may submit applications through Broker’s Internet based marketing system to Golden Rule for Golden Rule’s health insurance products.

1. Licensing and Appointment.

Broker will ensure that it and all of its employees and agents involved in the marketing of Golden Rule’s health insurance products and submission of applications are properly licensed and appointed as required under the law of each state in which applications will be submitted.

For all persons submitting applications on Broker’s behalf, Broker will conduct all required background investigations including investigation required by the Violent Crime Control Act.

In addition, Broker shall ensure that all persons submitting applications on behalf of Broker maintain errors and omissions insurance coverage covering Golden Rule’s health insurance products. If any person’s errors and omissions coverage is terminated during the term of this Agreement, Broker will immediately discontinue submitting applications through that person.

Broker will ensure that all persons submitting applications on its behalf will not make any representations concerning Golden Rule’s health insurance products except for those representations contained in the sales literature, advertising material, or insurance policy provided or specifically pre-approved by Golden Rule.

Broker is responsible for all appointment fees and related expenses. However, as an administrative convenience, Golden Rule shall pay initial appointment fees subject to reimbursement by Broker via set-off from any other fees due Broker from Golden Rule.

CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT

HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

2. Marketing Requirements.

(a) Broker will designate and supply at least one trainer who may be either Broker’s employee or agent who must become knowledgeable in the Golden Rule health insurance products and applicable rules for marketing of the health insurance products. Broker must ensure that all of its employees and agents involved in the marketing of Golden Rule’s health insurance products are adequately trained by Broker’s designated trainer in those products and rules.

Initial and recurrent training of Broker’s designated trainer will be conducted by Golden Rule as needed with regard to Golden Rule’s health insurance products. In turn, Broker’s designated trainer is responsible to provide that training with regard to Golden Rule’s health insurance products to all other persons involved in Broker’s marketing of Golden Rule’s health insurance products.

(b) Broker, Broker’s employees, and Broker’s agent must:

(i)	Transmit any Applications and gross consideration received by Broker to Golden Rule at its designated office within three working days.

(ii)	Submit Applications only when Broker or Broker’s employee or agent is licensed and appointed to sell that type of insurance product in the state where the applicant resides.

(iii)	Not make any representations about the designated products, except those representations contained in the sales literature and advertising material provided by Golden Rule or previously approved by Golden Rule in writing.

(c) Broker will utilize Golden Rule-supplied rate calculation computer programs or another mutually agreeable format to derive rates quoted to prospective applicants.

Broker and Golden Rule will agree to proper site hosting of materials to the extent possible. Golden Rule’s sites will be used to host sales materials to facilitate maintaining currency.

Broker must incorporate Golden Rule’s product premium rate changes within [***] days of notification of the changes by Golden Rule, so long as Golden Rule timely provides the necessary information and timely conducts its verification activities.

(d) Broker will make available to Golden Rule specific site addresses that can be accessed by Golden Rule personnel to determine the accuracy of materials being offered. Also, Broker will permit Golden Rule [***] to Broker’s [***] so that Golden Rule personnel can test for the use of the proper version of [***].

[***]	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

3. Marketing Compliance Responsibility.

In all communications with third parties, including site visitors and applicants for insurance, Broker has complete and sole responsibility for ensuring that all applicable federal and state insurance and other laws and regulations are complied with in all applicable jurisdictions. This responsibility includes compliance with all applicable laws and regulations governing Internet and insurance marketing, advertising, and market conduct activities in connection with health insurance products.

Broker will ensure that Broker’s Internet site will not contain representations concerning Golden Rule’s health insurance products except for those representations contained in the sales literature, advertising material, or insurance policy provided or specifically pre-approved by Golden Rule.

4. Available Products.

The health insurance products available to the Broker for marketing will be designated from time to time by Golden Rule in its sole discretion. The products initially available to Broker are listed in Appendix 1. Later addition or deletion of products by Golden Rule will take effect [***] days after Golden Rule provides Broker with written notice of the addition or deletion. If the addition or deletion is necessitated by a change in the legal or regulatory environment, then an earlier effective date may be designated.

5. Use of Name, Service Mark, and Product Names.

Broker may not use Golden Rule’s name, service marks, or health insurance product names in any visual or electronic form unless Broker has first obtained written authorization to do so. For any specific use authorized by Golden Rule, Broker must again obtain Golden Rule’s advance written authorization if that use is changed in any way following the initial authorization. Broker must retain throughout the term of this Agreement and for [***] years thereafter,

(1)	a [***] copy of [***] electronic item that it creates,

(2)	documentation of the [***] of its [***] to Golden Rule’s [***],

(3)	any advertisement or promotional item, and

(4)	any printed materials

that contain Golden Rule’s name, service mark or health insurance product name. In Golden Rule’s discretion, it may direct Broker to immediately remove any electronic material available to the public that displays Golden Rule’s name, service mark, or health insurance product name even if Golden Rule had previously authorized the item.

[***]	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

Golden Rule will retain dated electronic copies of the data contained in each page in its web site to which Broker links, so long as Broker has timely notified Golden Rule of those links.

6. Limitations on Authority.

Broker, Broker’s employees, and Broker’s agents may not represent to any person or entity that Broker represents Golden Rule for any purpose other than those purposes described in this Agreement. Golden Rule does not delegate to Broker any authority or responsibility to make policy or judgment decisions for or on behalf of Golden Rule. Broker will not accept any responsibility, interpret any insurance policy provision, give advice, or prepare any documents related to the administration of any policy issued as a result of an Application. Broker is not authorized to extend the time for payment of any premium, waive or extend any obligation or condition, or receive any money due Golden Rule.

7. Golden Rule Information.

All confidential information furnished to Golden Rule by Broker must be held secure and may not be disclosed to third persons. Confidential information (original and all copies) must be returned to Broker upon demand or upon termination of this Agreement. Confidential information is: (1) Broker’s [***], and (2) any information marked “Confidential” by Broker in 16 point type.

All confidential information furnished to Broker by Golden Rule must be held secure and may not be disclosed to third persons. Confidential information (original and all copies) must be returned to Golden Rule upon demand or upon termination of this Agreement. Confidential information is: (1) Golden Rule’s rate scenarios and solutions for rate scenarios, and (2) any information marked “Confidential” by Golden Rule in 16 point type.

Marketing and rate information is proprietary. No proprietary information may be distributed by Broker except in furtherance of Broker’s marketing of Golden Rule’s individual health products. All proprietary information (original and all copies) must be returned to Golden Rule on demand or on termination of this Agreement.

Broker will not disclose Golden Rule’s rates including those in electronic form to anyone other than persons who access Broker’s Internet site requesting an individual health coverage premium rate specific to that person’s personal circumstances.

Broker will not disclose to third parties any aggregate or specific data regarding site activity specifically relating to Golden Rule.

[***]	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

8. Application Suspension.

Golden Rule in its discretion may suspend acceptance of Applications upon [***] days advance notice to Broker. If legal or regulatory conditions require suspension of Application acceptance will take effect immediately upon notice.

9. Compensation.

For business issued as a result of applications submitted by Broker, Broker’s employees, or Broker’s agents (“Applications”), Golden Rule will pay to Broker a commission in accordance with the commission schedule in Appendix 1. For Applications submitted in a jurisdiction in which Broker is not properly licensed and appointed, Golden Rule will instead pay the commission to the properly licensed and appointed employee or agent.

The percentages listed in Appendix 1 are percentages based on premiums actually received by Golden Rule on business issued in response to Applications. Golden Rule at any time may increase or decrease the commission by providing at least [***] days notice. This change in commission will apply to policies dated on or after the effective date of the change established by Golden Rule. No change in commission will be made during the [***] [***] of this Agreement.

With regard to any specific payment of commissions, Broker must notify Golden Rule of any dispute regarding that payment within [***] days or else be barred from disputing that payment.

Golden Rule may set-off against any compensation due under this Agreement for any debts to Golden Rule from Broker. After the first year of this Agreement, if the amount of compensation earned and payable to Broker in any month is less than [***] dollars ($[***]) Golden Rule may accumulate that compensation without interest from month to month until the amount due and payable is [***] dollars ($[***].00).

If Golden Rule refunds premium on any policy resulting from an Application for any reason, Broker shall repay Golden Rule the amount of all compensation received by Broker or Broker’s employees or agents related to the returned premium.

This provision will survive termination of this Agreement.

10. Reports.

At Golden Rule’s request, Broker will provide the following aggregate data to Golden Rule in a [***] [***] form. Broker need not provide this data more than [***] annually. Broker need not provide the data, even if Golden Rule requests it, until after the first month in which Broker submits at least [***] [***] to Golden Rule. Broker, however, is not required to provide Golden Rule the [***] or the [***] of [***] for which Site visitors [***] a [***] or an [***].

[***]	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

Data to be provided:

a)	[***] [***] by all [***] collected by Broker, including but not limited to [***].

b)	The [***] taken by [***] who [***] a [***] for Golden Rule products but did not request an [***], including:

1)	Whether the [***] requested an [***] from [***] [***] [***], including type of [***] for which an [***] was requested);

2)	Whether the [***] [***] without requesting any [***] and

3)	The difference in [***] between the [***] [***] and the [***].

c)	Other [***] ordinarily collected by [***] regarding [***] and [***].

11. Notice of Suit or Regulatory Action.

Each party will immediately notify the other of any notice of regulatory action, lawsuit, or any other complaint, inquiry, claim, or other correspondence related to a policy issued as a result of an Application.

This provision will survive termination of this Agreement.

12. Applicable Law.

This Agreement shall be governed by the laws of the state of Illinois without application of its conflict and choice of laws provisions.

13. Indemnification.

Broker will indemnify and hold harmless Golden Rule, its officers, directors, employees, and agents from and against any and all liability, damages and expenses whatsoever directly or indirectly resulting from any claim or demand arising out of in part or in whole from the acts or omissions of Broker, its employees or its agents in connection with this Agreement or in breach of any term of this Agreement. However, if a portion of the liability is adjudged attributable to Golden Rule, Golden Rule will itself retain responsibility for that portion of the liability.

Golden Rule will indemnify and hold harmless Broker, its officers, directors, employees, and agents from and against any and all liability, damages and expenses whatsoever directly or indirectly resulting from any claim or demand arising out of the administration of any policies issued as a result of Applications submitted by Broker, Broker’s employees or Broker’s agents.

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However, if a portion of the liability is adjudged attributable to Broker, Broker will itself retain responsibility for that portion of the liability.

This provision will survive termination of this Agreement.

14. Arbitration.

If any disputes or differences of opinion arise between Golden Rule and Broker, the parties must designate a high-ranking official authorized to make decisions on the company’s behalf to engage in good faith discussions for the purpose of reconciling the dispute or difference of opinion.

If this effort has been unsuccessful after [***] days, the dispute will be submitted for binding arbitration before a panel of three arbitrators in accordance with the Commercial Rules of the American Arbitration Association. The panel members must be disinterested current or former executive officers of insurance companies writing medical expense insurance. All arbitration hearings shall take place in San Francisco, California unless another location is agreed to by the parties.

This provision will survive termination of this Agreement.

15. Term.

This Agreement is effective on October 1, 1999, and shall continue in effect for one year unless terminated earlier in accordance with this Agreement.

16. Termination.

Upon termination, the rights and obligations of the parties shall also terminate except for those provisions designated as surviving termination. After termination, each party shall reasonably cooperative with the other to transfer necessary information and records to the other regarding the activities conducted under this Agreement.

During the initial term, either party may terminate this Agreement if the other party breaches any of this Agreement’s provisions. In this circumstance, the effective date of the termination shall be 30 days after the non-breaching party provides notice to the breaching party and the breaching party fails to cure the breach within that 30 days.

Until all policies issued as a result of Applications have terminated, Broker shall receive any compensation due related to those policies so long as at least [***] dollars ($[***]) compensation is due in any calendar year and so long as Broker remains agent of record for those policies.

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If either party becomes bankrupt or insolvent, the other party may immediately terminate this Agreement after providing written notice to the bankrupt or insolvent party.

After the initial term this Agreement shall continue until either party provides 90 days notice of termination.

17. Notice.

Any notices required to be given under this Agreement must be given, return receipt requested, by U.S. Mail or reputable courier service. Notices must be directed as indicated below or as directed from time to time by either party.

To:	EHealthInsurance Services, Inc.

c/o Vipool M. Patel, CEO

1390 Borregas Avenue

Sunnyvale, CA 94089

To:	Golden Rule Insurance Company

c/o [***], Vice President

7440 Woodland Drive

Indianapolis, IN 46278-1719

18. Assignment.

Neither party may assign this Agreement except with the advance written approval of the other party which approval may not be unreasonably withheld.

19. Amendment.

Neither party will be bound by any statements made by the other party unless the statement is reduced to writing and signed by an officer of both parties.

This Agreement is accepted and agreed to by the parties as evidenced by the signatures below of the authorized representative of each.

GOLDEN RULE INSURANCE COMPANY		EHEALTHINSURANCE SERVICES, INC.

By:	[***]	By:	/s/ Vipool M. Patel
	[***]		Vipool M. Patel
	Vice President		CEO

Date: 11/12/99		Date: 11/22/99

[***]	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

APPENDIX I

TO THE AGREEMENT

BETWEEN

GOLDEN RULE INSURANCE COMPANY

AND

EHEALTHINSURANCE.COM

VOLUME INCENTIVE PROGRAM

PRODUCT AND COMMISSION SCHEDULE

(For Issue Age under Age 60):

Inflation Guard SM, Inflation Guard II, Shared Risk®,

Plan 80SM, Basic PlanSM, Plan100®, Copay Plans,

and MSA

	First Year	Renewal Years
	(Percentage of first year premium)	(Percentage of first year premium)
No. of policies issued in previous [***] months with Term Life Rider
[***]-[***] Issued Applications	[***]%	[***]% (Years [***])
[***]% (Years [***]+)
[***]-[***] Issued Applications	[***]%	[***]% (Years [***])
[***]% (Years [***]+)
[***]-[***] Issued Applications	[***]%	[***]% (Years [***])
[***]% (Years [***]+)
[***]+ Issued Applications	[***]%	[***]% (Years [***])

[***]% (Years [***]+)

No. of policies issued in previous [***] months without Term Life Rider
[***]-[***] Issued Applications	[***]%	[***]% (Years [***])
[***]% (Years [***]+)
[***]-[***] Issued Applications	[***]%	[***]% (Years [***])
[***]% (Years [***]+)
[***]-[***] Issued Applications	[***]%	[***]% (Years [***])
[***]% (Years [***]+)
[***]+Issued Applications	[***]%	[***]% (Years [***])
[***]% (Years [***]+)

[***]	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

1

(For Issue Age over Age 60):

Inflation Guard SM, Inflation Guard II, Shared Risk®,

Plan 80SM, Basic PlanSM, Plan 100®, Copay Plans,

and MSA

		First Year	Renewal Years
		(Percentage of first year premium)	(Percentage of first year premium)

No. of policies issued in previous [***] months with Term Life Rider

[***]-[***]	Issued Applications	[***]%	[***]% (Years [***])

[***]% (Years [***]+)

[***]-[***]	Issued Applications	[***]%	[***]% (Years [***])

[***]% (Years [***]+)

[***]-[***]	Issued Applications	[***]%	[***]% (Years [***])

[***]% (Years [***]+)

[***]+	Issued Applications	[***]%	[***]%(Years [***])

[***]% (Years [***]+)

No. of policies issued in previous [***] months without Term Life Rider

[***]-[***]	Issued Applications	[***]%	[***]% (Years [***])

[***]% (Years [***]+)

[***]-[***]	Issued Applications	[***]%	[***]% (Years [***])

[***]% (Years [***]+)

[***]-[***]	Issued Applications	[***]%	[***]% (Years [***])

[***]% (Years [***]+)

[***]+	Issued Applications	[***]%	[***]% (Years [***])

[***]% (Years [***]+)

Inflation Guard II Plan 80, Basic Plan, Shared Risk, Copay Plans, Plan 100, and MSA (the “Policies”) will, in some cases, be marketed pursuant to agreements by GOLDEN RULE and various associations for the purpose of making the Policies available to members of such associations. To that extent, in addition to the duties imposed on eligible brokers by the Brokerage Service Agreement, eligible brokers will be responsible for taking Policy applications for membership in such associations, collecting the initial membership dues along with Policy applications and initial premium to GOLDEN RULE. Amounts remitted for dues shall be separate from amounts remitted for premium. Membership dues will not be regarded as premium for any purpose.

Commission is based on standard medical rate and optional benefits selected. Medical ratings and future rate adjustments do not impact commission. Commission percentage will be based upon number of Golden Rule health applications issued in prior 12 months.

First year commission will be based upon the total number of affected policies/certificates, as noted above, issued during the preceding [***] months. The [***] month period is a rolling [***] months and the commission adjustments affect all designated policies/certificates paying first year commission as of the adjustment month. Renewal commissions will be based on the total first year premium. Ratings assessed in underwriting and future rate adjustments do not impact commission.

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2

AMENDMENT #1

TO INTERNET MARKETING SERVICE AGREEMENT

BETWEEN

GOLDEN RULE INSURANCE COMPANY

AND

eHEALTHINSURANCE SERVICES, INC.

THIS AMENDMENT modifies the Internet Marketing Service Agreement between Golden Rule Insurance Company and eHealthInsurance Services, Inc.

Section 4, Available Products, is amended by replacing that section in its entirety with the following:

4. Available Products.

The health insurance products available to the Broker for marketing will be designated from time to time by Golden Rule in its sole discretion. The products initially available to Broker are listed in Appendix 1. Later addition or deletion of products by Golden Rule will take effect [***] days after Golden Rule provides Broker with written notice of the addition or deletion. If the addition or deletion is necessitated by a change in [***] legal or regulatory environment, then an earlier effective date may be designated.

Broker will notify Golden Rule of the available products it intends to offer at its Web Site. If Broker later removes or adds available products at its Site, Broker will notify Golden Rule at least [***] [***] days in advance, giving its reasons for the removal or addition.

Section 9, Compensation, is amended by replacing that section in its entirety with the following:

9. Compensation.

For business issued as a result of applications submitted by Broker, Broker’s employees, or Broker’s agents (“Applications”), Golden Rule will pay to Broker a commission in accordance with the commission schedule in Appendix 1. For Applications submitted in a jurisdiction in which Broker is not properly licensed and appointed, Golden Rule will instead pay the commission to the properly licensed and appointed employee or agent.

The percentages listed in Appendix 1 are percentages based on premiums actually received by Golden Rule on business issued in response to Applications. Golden Rule may increase or decrease the commission percentages upon [***] days written notice provided that 910 the parties mutually agree to the increase or decrease, or (2) Golden Rule changed the commission schedule for all of its independent Internet brokers who conduct fulfillment. Any change in commission percentages will apply to policies with an effective date on or after the effective date of the change established by Golden Rule.

With regard to any specific payment of commissions, Broker must notify Golden Rule of any dispute regarding that payment within [***] days or else be barred from disputing that payment.

[***]	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

Golden Rule may set-off against any compensation due under this Agreement for any debts to Golden Rule from Broker. After the first year of this Agreement, if the amount of compensation earned and payable to Broker in any month is less than [***] dollars ($[***]) Golden Rule may accumulate that compensation without interest from month to month until the amount due and payable is [***] dollars ($[***]).

If Golden Rule refunds premium on any policy resulting from an Application for any reason, Broker shall repay Golden Rule the amount of all compensation received by Broker or Broker’s employees or agents related to the returned premium.

This provision will survive termination of this Agreement.

Section 15, Term, is amended by replacing that section in its entirety with the following:

15. Term.

This Agreement is effective on October 1, 1999, and shall continue in effect through September 30, 2003 unless terminated earlier in accordance with this Agreement.

Section 16, Termination, is amended by replacing that section in its entirety with the following:

16. Termination.

Upon termination, the rights and obligations of the parties shall also terminate except for those provisions designated as surviving termination. After termination, each party shall reasonably cooperate with the other to transfer necessary information and records to the other regarding the activities conducted under this Agreement.

Until September 30, 2003, either party may terminate this Agreement if the other party breaches any of this Agreement’s provisions. In this circumstance, the effective date of the termination shall be 30 days after the non-breaching party provides notice to the breaching party and the breaching party fails to cure the breach within that 30 days.

Before September 30, 2003, Golden Rule may elect to terminate this Agreement if E-Health does not submit at least one hundred health applications per month, on the average, measured on a rolling three month basis.

Until all policies issued as a result of Applications have terminated, Broker shall receive any compensation due related to those policies so long as at least [***] dollars ($[***]) compensation is due in any calendar year and so long as Broker remains agent of record for those policies.

If either party becomes bankrupt or insolvent, the other party may immediately terminate this Agreement after providing written notice to the bankrupt or insolvent party.

After September 30, 2003, this Agreement shall continue until either party provides 90 days notice of termination.

[***]	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

Section 17, Notice, is amended by replacing that section in its entirety with the following:

17. Notice.

Any notices required to be given under this Agreement must be given, return receipt requested, by U.S. Mail or reputable courier service. Notices must be directed as indicated below or as directed from time to time by either party.

To:	eHealthInsurance Services, Inc.

c/o Gary Lauer, CEO

281 Java Drive

Sunnyvale, CA 94089

To:	Golden Rule Insurance Company

c/o [***], Vice President

7440 Woodland Drive

Indianapolis, IN 46278-1719

This Agreement is accepted and agreed to by the parties as evidenced by the signatures below of the authorized representative of each.

GOLDEN RULE INSURANCE COMPANY		eHEALTHINSURANCE SERVICES, INC.

By:	[***]	By:	/s/ Gary Lauer
	[***]		Gary Lauer
	Vice President		CEO

Date: 10/13/00		Date: 10/25/00

[***]	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

AMENDMENT #2

TO INTERNET MARKETING SERVICE AGREEMENT BETWEEN

GOLDEN RULE INSURANCE COMPANY

AND

eHEALTHINSURANCE SERVICES, INC.

SUBMISSION OF ELECTRONICALLY SIGNED HEALTH INSURANCE APPLICATIONS

THIS AMENDMENT modifies the Internet Marketing Service Agreement between Golden Rule Insurance Company (“GRIC”) and

-E Health Insurance Services, Inc. (“EHI”) dated October 1, 1999, as amended, to allow EHI to submit electronically signed applications to Golden Rule for health insurance coverage on behalf of EHI’s customers.

1.	Electronically signed application procedures.

1-1.	From a prospective applicant, EHI will collect the data necessary for completion of an application for Golden Rule health insurance. In collecting the data, EHI must pose the same questions to the applicant as the questions on the application approved by the appropriate state regulatory agency, although the order and format of the questions may vary slightly. For example, an application question with a lead- in and six sub-parts could be posed by EHI as six stand-alone questions with the same lead-in to each question. EHI will import that collected data accurately into an electronic application configuration. The electronic application will be formatted and displayed to appear the same as the application approved by the appropriate state regulatory agency that was given to EHI by GRIC. The completed application configuration and content will be electronically available to the prospective applicant for his or her approval. The process used by EHI to obtain the applicant’s approval of the electronic application must be the pre-approved GRIC process and must be securely operated by EHI to prevent alteration or corruption of the application configuration and its content once the applicant has approved it as stored in a [***] ([***]).

2.	EHI’s Disclosure obligations.

Prior to each applicant’s submission of an electronically signed application, EHI must, at a minimum, adequately disclose (in conformance with applicable law):

2-1	An applicant’s rights to access a copy of the application.

2-2	The applicant’s rights to receive a non-electronic form or copy of the electronically signed application and to withdraw consent to its use.

2-3	The process for an applicant to withdraw his consent to use of the electronically signed application and the consequences of withdrawing consent.

2-4	The applicant’s option to receive electronic or non-electronic notices.

4.	Security of Applicant Data.

4-1	EHI warrants and represents that the applicant data content and electronic application configuration as stored in a [***] ([***]) by EHI, printed and mailed to Golden Rule, will be unaltered in EHI systems at all times following the applicant’s approval and submission of the electronic application.

4-2	EHI will fully cooperate with Golden Rule’s quality assurance activities designed to ensure that the completed applications stored at the EHI server are the same as the

[***]	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

completed applications printed and mailed by EHI to Golden Rule. Golden Rule’s [***] may require that EHI provide Golden Rule [***] to its [***] or other [***] and on-site documents. EHI will promptly [***] any [***] identified.

4-3	EHI must document and archive its security procedures that ensure that:

4-3-1	Each electronic configuration of the application displayed by EHI to the prospective applicant is in all ways the same as the application for which Golden Rule has obtained approval from state regulatory agencies.

4-3-2	Each electronic application approved by an applicant is maintained at EHI’s server or electronic storage media in retrievable form for at least [***] years after the application was first printed and mailed to Golden Rule. If Golden Rule instructs EHI to preserve specific records related to a specific application related dispute that became known to Golden Rule during this [***]-year period, EHI will preserve those specific records until the dispute related to that application is finally adjudicated.

4-3-3	The electronic form of applications approved and electronically signed by an applicant is the same as the printed application sent to Golden Rule.

4-4	EHI shall at all times have adequate disaster recovery capability to prevent loss of applications and applicant data.

5.	Required Pre-Approvals and Documentation.

5-1	EHI must obtain Golden Rule’s express pre-approval before each and every web page materially connected with the Golden Rule version of the electronic application process is displayed to the public for the first time. In addition, any previously-approved page that is altered by EHI must be again expressly pre-approved by Golden Rule before EHI displays that altered page to the public for the first time. EHI will be solely responsible for compliance with applicable state insurance advertising laws and will indemnify, defend, and hold Golden Rule harmless from EHI’s failure to comply with applicable state insurance advertising laws unless Golden Rule has affirmatively approved the non-complying page in writing, via e-mail or other form of written communication.

5-2	After the pages to be displayed are approved by Golden Rule, EHI will provide Golden Rule with an initial full set of [***] (“[***]” ) and [***] format of all [***] for Golden Rule insurance would [***] during the [***]. Any time EHI makes a [***] in any of these [***], an [***] and [***] of each [***] must be provided to Golden Rule. “[***]” and “[***]” [***] and [***] of the [***] each [***] was [***] to the [***] must be [***] as well.

5-3	Initially, EHI will send printed applications to Golden Rule. If agreed to at some future date by EHI and Golden Rule, EHI will provide Golden Rule with all applicant data consisting of each applicant’s questions and individual responses plus that data displayed on the Golden Rule state-approved application. Transmission of applicant data will begin on a date mutually agreed upon by Golden Rule and EHI. The data will be transmitted to Golden Rule in the format specified by Golden Rule. The format will be [***], [***] printable, or other format mutually agreed upon by the parties. Upon mutual agreement Golden Rule may change the format to another standard format. The [***] will be supplied by Golden Rule.

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6.	Regulatory Investigation and Litigation Support.

6-1	Golden Rule may be subjected to litigation or regulatory action related to a policy that was issued from an electronically signed application submitted by EHI. If requested by Golden Rule, EHI will, at its expense, cooperate fully with Golden Rule and supply the necessary evidence to prove that the [***], as [***] and [***] or [***] to Golden Rule and stored by EHI, was [***] after the applicant approved the [***] and [***]. This includes but is not limited to supplying [***], documentary [***], and [***].

6-2	EHI will not be responsible to prove what happened to the [***] and [***] or [***] [***] after it was [***] by Golden Rule. However, EHI will provide reasonable assistance at Golden Rule’s expense if requested to do so.

6-3	If EHI fails to supply the proof set forth in paragraph 6.1, it will indemnify and hold harmless Golden Rule from any damages or liabilities resulting from that litigation or regulatory action.

6-4	If EHI supplies that proof but Golden Rule fails to [***] the [***] of [***] that the [***] was not [***] after [***] by the applicant, EHI will indemnify and hold Golden Rule harmless from any damages or liabilities resulting from the [***] [***], subject to the following: Golden Rule will request specific findings from the court or regulatory agency on whether the [***] [***] by the applicant was the same as the [***] [***] and [***] [***] [***] to Golden Rule. If the specific finding is “no”, EHI’s obligation to indemnify and hold Golden Rule harmless is triggered. If the specific finding is “yes”, EHI has no obligation to hold Golden Rule harmless. If the court or regulatory agency refuses to issue a specific finding and the parties fail to agree on whether EHI is required to hold Golden Rule harmless, the issue of whether EHI must indemnify Golden Rule under the standards of this provision will be submitted for binding arbitration before the American Arbitration Association for determination.

7.	Annual [***].

7-1	EHI will cause periodic [***] to be conducted by a competent [***] EHI’s selection of the [***] is subject to Golden Rule’s approval which approval may not be unreasonably withheld. The [***] is to be authorized to provide a copy of that [***] to Golden Rule.

7-2	The first [***] will be conducted within [***] days after EHI begins submitting electronically signed applications to Golden Rule. Golden Rule and EHI will determine the specific time. Thereafter, EHI must conduct a [***] every [***] months.

7-3	The [***] is to provide a [***] regarding each of the following questions - Did EHI’s [***] (design and operation):

7-3-1	Obtain verification of the [***] provided in the [***] by comparing [***] [***] and [***] to the [***] and [***] obtained from [***] [***].

7-3-2	Protect the integrity of the [***] designed to [***] the [***] [***] of the [***] to EHI

[***]	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

7-3-3	Protect the [***] of the [***] status of the [***] [***] [***] approved and [***] by the [***] to EHI

7-4	EHI shall at all times meet or exceed the standards and requirements set forth in paragraphs 7-3-1 through 7-3-3.

8.	Compliance with Privacy Policies and Laws.

Both parties will comply with State, Federal or other governmental agency regulations applicable to that party pertaining to medical information disclosure, electronic signature and insurance application-related privacy issues.

9.	Applicant Data.

GRIC and EHI are joint owners of the GRIC applicant data.

10.	Termination.

10-1	Golden Rule may withdraw its authorization for EHI to submit electronically signed applications for any state by providing fifteen business days notice. However, the 15 days will be shortened as necessary to comply with the law.

10.2	If the Internet Marketing Service Agreement is terminated, this Amendment will automatically terminate concurrently.

11.	Record-keeping.

Except for those records referenced in Section 4-3-2, all other records required to be kept under this Amendment must be accurately maintained by the party required to maintain the record and be accessible to the other party until this Amendment terminates and for [***] full years thereafter.

12.	Definitions.

Terms used in this Amendment that are defined in the Federal Electronic Signatures in Global and National Commerce Act or the Uniform Electronic Transactions Act shall be given the same meaning in this Amendment.

[***]	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

13.	Communications and Notices.

The primary point of contact for implementation and operational issues related to this Addendum is [***] for Golden Rule and [***] for EHI. Any notices required to be given under this Amendment shall be directed to [***] or [***] as applicable.

This Amendment is accepted and agreed to by the parties as evidenced by the signatures below of the authorized representative of each.

Golden Rule Insurance Company		eHealthInsurance Services, Inc.

By:	[***]	By:	/s/ Bob Fahlman
	[***], Vice President		Bob Fahlman, Vice President

Date: 10-15-01		Date: 10.11.01

[***]	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

AMENDMENT NUMBER 3 TO THE

BROKERAGE SERVICE AGREEMENT

between

EHEALTHINSURANCE SERVICES, INC.

and

GOLDEN RULE INSURANCE COMPANY

Golden Rule Insurance Company (“GRIC”) and ehealthinsurance Services, Inc. (“Business Associate”) (collectively the “Parties”) have entered into the Brokerage Service Agreement, dated November 12, 1999, (the “Contract”) under which the Business Associate regularly uses and/or receives Protected Information in its performance of the Services described below. Both Parties are committed to complying with the Financial Services Modernization Act of 1999 and the Standards for Privacy of Individually Identifiable Health Information under the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”) and any applicable state privacy laws (collectively, the “Privacy Laws”). This Amendment to the Contract (“Amendment”) sets forth the terms and conditions pursuant to which “nonpublic personal information” and “individually identifiable health information” that is received by the Business Associate, from GRIC (collectively, the “Protected Information”), will be handled between the Business Associate and GRIC and with third parties during the term of the Contract and after its termination. Protected Information shall have the meanings as set out in their definitions at 15 U.S.C. § 6809 and 45 C.F.R. § 164.501 as currently drafted and as they are subsequently updated, amended or revised. Information which is independently obtained by the Business Associate is not considered Protected Information under this Amendment.

1.	PERMITTED USES AND DISCLOSURES OF PROTECTED INFORMATION

Pursuant to the Contract, the Business Associate provides services (“Services”) for GRIC that involve the use and receipt of Protected Information. Except as otherwise specified herein, the Business Associate may use the Protected Information as necessary to perform services and its obligations under the Contract. All other uses not authorized by this Contract are prohibited. Either party may terminate the Contract at any time with at least [***] ([***]) days prior written notice for an uncorrected material breach of this Amendment, provided, the breaching party was allowed a reasonable opportunity to remedy the material breach and it was not corrected during that time.

2.	RESPONSIBILITIES OF THE PARTIES WITH RESPECT TO PROTECTED INFORMATION

A.	Responsibilities of Business Associate and GRIC. With regard to its use and/or disclosure of Protected Information, GRIC and the Business Associate hereby agree to do the following:

1.	use and/or disclose the Protected Information only as permitted or required by this Contract or as otherwise permitted or required by law.

[***]	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

2.	report in writing, any use and/or disclosure of the Protected Information that is not permitted or required by the Contract as soon as GRIC or the Business Associate discover such unauthorized use and/or disclosure.

3.	use commercially reasonable efforts to maintain the confidentiality and security of the Protected Information and to prevent unauthorized use and/or disclosure of such Protected Information.

4.	require all, subcontractors and agents that receive, use, or have access to, Protected Information under the Contract to agree, in writing, to adhere to the same restrictions and conditions on the use and/or disclosure of Protected Information that apply to GRIC or the Business Associate pursuant to section 2 of this Amendment.

5.	make all records, books, agreements, policies and procedures relating to the use and/or disclosure of Protected Information available to regulatory authorities for purposes of determining compliance with the Privacy Laws, subject to attorney-client and other applicable legal privileges.

6.	upon written request, agree to provide access to the Protected Information to the individual to whom such Protected Information relates (or his or her authorized representative) in order to meet a request by such individual.

7.	upon written request, agree to make any amendment(s) to the Protected Information.

8.	upon written request, provide such information as is requested to respond to a request by an individual for an accounting of the disclosures of the individual’s Protected Information.

9.	not further disclose customer or consumer account numbers to conduct telemarketing, direct mail marketing or other electronic mail marketing to the customer or consumer.

10.	within [***] ([***]) business days of the termination of the Contract, to destroy or return, the Protected Information in its possession and retain no copies (which for purposes of the Contract shall mean destroy all backup tapes), if it is feasible to do so. If it is not feasible to return or destroy said Protected Information, provide notification in writing. GRIC and the Business Associate further agree to extend any and all protections, limitations and restrictions contained in this Amendment to its use and/or receipt of any Protected Information retained after the termination of the Contract.

11.	to recover any Protected Information in the possession of its subcontractors or agents. If it is infeasible for the GRIC or the Business Associate to obtain any Protected Information from any subcontractor or

[***]	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

2

agent, GRIC or the Business Associate must: (i) provide a written explanation; and (ii) require the subcontractors and agents to agree to extend any and all protections, limitations and restrictions contained in this Amendment to any Protected Information retained after the termination.

This Section shall survive termination of the Contract or this Amendment.

B.	Responsibilities of GRIC. With regard to the use and/or disclosure of Protected Information by the Business Associate, GRIC agrees:

1.	to provide the Business Associate a copy of GRIC’s privacy notice currently in use and any future versions if there is a material change.

2.	to inform the Business Associate of any relevant opt-outs exercised by any individual from marketing activities of GRIC.

3.	to notify the Business Associate of any restrictions on use and/or disclosure of Protected Information agreed to by GRIC that may impact the use and/or disclosure of Protected Information by the Business Associate under this Contract.

This Amendment shall be effective upon execution.

All other terms and conditions of the Contract shall remain in full force and effect.

This Amendment may be executed separately by the parties in counterparts.

Agreed and accepted:

GOLDEN RULE INSURANCE COMPANY		EHEALTHINSURANCE SERVICES, INC.

By:	[***]	By:	/s/ Nitin M. Patel
	Signature		Signature
Print Name:	[***]	Print Name:	Nitin M. Patel
Print Title:	Vice President	Print Title:	Vice President
Date:	4/29/02	Date:	6/27/02

[***]	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

3

AMENDMENT NUMBER 4 TO THE

INTERNET MARKETING SERVICE AGREEMENT

between

EHEALTHINSURANCE SERVICES, INC.

and

GOLDEN RULE INSURANCE COMPANY

In consideration of the continuation of the mutual covenants and conditions contained therein, the Internet Marketing Service Agreement (“Agreement”) effective October 1, 1999, by and between Golden Rule Insurance Company, an Illinois-domiciled health insurer (“Golden Rule”) and eHealthInsurance Services, Inc., a Delaware corporation (“eHealth”) is amended as follows.

1.	The following is added to Section 7 Golden Rule Information:

Golden Rule is authorized to provide access to the confidential information in the event there is a regulatory request. Golden Rule shall notify eHealth prior to disclosure to permit eHealth to intervene to satisfy the disclosure requirement or seek appropriate relief from the regulatory agency or a court. Satisfaction of the disclosure requirement by eHealth or seeking appropriate relief will be at the eHealth’s expense. eHealth will hold Golden Rule harmless from any damages or penalties incurred by their intervention to satisfy the disclosure requirement or seeking appropriate relief from the regulatory agency or court. This provision survives the termination of this agreement.

2.	This Amendment shall be effective upon execution.

3.	All other terms and conditions of the agreement shall remain in full force and effect except where superseded by this Amendment.

IN WITNESS WHEREOF the parties have executed this Amendment through their authorized representatives as of the dates written below:

EHealthInsurance Services, Inc.		Golden Rule Insurance Company

By:	/s/ Nitin M. Patel	By:	[***]
Printed Name:	Nitin M. Patel	Printed Name:	[***]
Title:	Vice President	Title:	Vice President
Date:	3/25/03	Date:	3/11/03

[***]	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

AMENDMENT NUMBER 5

TO THE INTERNET MARKETING SERVICE AGREEMENT

BETWEEN

GOLDEN RULE INSURANCE COMPANY

AND

eHEALTHINSURANCE SERVICES, INC.

The Internet Marketing Service Agreement (“the Agreement”) by and between Golden Rule Insurance Company (“GRIC”) and eHealthInsurance Services, Inc. (“EHI”) dated October 1, 1999, as previously amended, is further amended by addition of the following paragraphs:

1. EHI shall develop an “EHI site” to which certain visitors to one or more other web sites, owned and/or operated by GRIC or entities with whom GRIC has a relationship (“Other Web Site(s)”), may be transferred or directed. In EHI’s sole discretion, the EHI site may be a dedicated portion of its general retail web site, namely http://www.ehealthinsurance.com, or a separate, dedicated web site. The initial launch of the EHI site will be approved by the Parties subsequent to the execution of this Amendment and only upon the prior written approval of GRIC will the EHI site include the trademarks or servicemarks of GRIC. Generally, however, the parties intend that visitors to the Other Web Site(s), who express an interest in receiving information about, or purchasing, products that GRIC does not have available, shall be given the opportunity to be transferred to, or shall be directed to, the EHI site. Except as expressly provided herein, the EHI site shall at all times have at least the same functionality as offered on EHI’s general retail web site. Except as otherwise set forth herein, EHI shall be solely responsible, at its own expense, for the development, operation and maintenance of the EHI site.

2. For purposes of accomplishing the visitor transfers/directions from the Other Web Site(s) to the EHI site, GRIC shall create, or cause to be created, one or more hypertext links (“Links”) to the EHI site, no later than [***] ([***]) days following the date the EHI site is fully functional in accordance with Paragraph 1 above. The Parties may agree, on a case-by-case basis, that other methods of transfer/direction are acceptable or preferable under circumstances presented. For purposes of this Amendment, “Links” shall include all of those other methods.

3. During the term of this Amendment, the EHI site may advertise or make available any: (a) health insurance; or (b) health-related or insurance-related products or services (“Related Products”) that are offered on EHI’s general retail web site. The EHI site shall disclose the lack of relationship between GRIC and those health insurance or Related Products or services in language that is mutually agreeable to the Parties. EHI will use GRIC advertising material on the EHI site only after receiving prior written approval of the use from GRIC.

[***]	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

4. EHI shall provide visitors to the EHI site with the equivalent toll free telephone and online support by licensed health insurance producers that it provides to visitors to or customers of its general retail web site.

5. For those states in which GRIC is licensed to offer health insurance products, EHI will pay the “Referral Fees” [a percentage of all first year and renewal commissions received by EHI (net of refunds and/or chargeback’s)], as set forth in Exhibit A attached hereto, for the duration of any coverage that is issued and accepted in response to a health insurance application initiated by a visitor to the EHI site, without regard to the underwriter and/or issuer of such coverage. Referral Fees shall be paid by EHI to GRIC for visitors to the EHI site who:

A.	initiate an application for health insurance through the EHI site, regardless of the method used to submit such application; and

B.	are residents of states, territories and/or protectorates of the United States of America in which GRIC has an active license to transact health insurance business, but in which GRIC does not, at the time of such initiated application, have any health insurance products available for issuance to such residents.

Referral Fees shall not be payable on any coverage issued by GRIC.

6. EHI shall pay to GRIC a one-time “Linking Fee”, in accordance with Exhibit A attached hereto, for each application initiated through the EHI site and Fully Submitted by a resident [***] or by a resident of any territories and/or protectorates of the United States of America in which GRIC does not have an active license to transact health insurance business at the time each such application is Fully Submitted. “Fully Submits” (or a “Fully Submitted” application) shall be defined as a visitor that: (a) completes an online or paper application; (b) manually or electronically signs the completed application; and (c) in the case of electronically signed applications, clicks “submit” or otherwise electronically transmits the application to EHI, or, in the case of paper applications, delivers or causes them to be delivered to EHI, along with any additional required forms and/or applications fully executed and accompanied by the first period’s premium payment, or similar initial cost. The Referral Fee and the Linking Fee shall be collectively referred to as “the Fee(s)”. With regard to Related Products the term “application” includes a request for such product if an application per se is not used.

In the event of termination of this Amendment for any reason other than termination by EHI under Paragraph 16(C.)(ii) hereof:

A.	EHI’s obligation under paragraph 5 above shall survive such termination with regard to any and all coverage that was issued at any time prior to such termination and on account of which EHI receives, or is entitled to receive, first year or renewal commission; and

[***]	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

B.	EHI’s obligations under paragraph 6 above shall survive such termination with regard to any and all applications that were Fully Submitted at any time prior to such termination.

7. Fees are due and payable on a monthly basis, and shall be paid to GRIC on or before the thirtieth (30th) day following the last day of the month in which the Fee(s) is/are earned. Referral Fees are earned when EHI receives a commission payment (or any other compensation that is in lieu of commission) from the insurance carrier that issued or underwrote the coverage, and the effective date of the coverage has passed. Linking Fees are earned when a visitor Fully Submits an application and EHI receives it. Fee checks shall be accompanied by a report setting forth the calculation of the Fees. EHI reserves the right to engage a third party entity to process and pay any Fees earned pursuant to this Amendment. The Fees may not be set-off against any compensation due EHI from GRIC under the Agreement.

8. EHI shall keep and maintain accurate books and records with regard to the Fees due under this Amendment. An independent, nationally recognized CPA firm selected by GRIC (bound in confidence not to disclose any information except to inform GRIC of discrepancies) shall be entitled to review and audit such books and records from time to time (but no more than once in any twelve (12) month period) during normal business hours upon reasonable notice to EHI. All reviews and/or audits shall be at GRIC’s expense, provided that EHI will bear any such expense if the review or audit shows an underpayment of Fees to GRIC of more than ten percent (10%) for the applicable period.

9. Within thirty (30) days of the EHI site being made available to the public, EHI shall provide GRIC access to an extranet website through which GRIC will be able to access its account via a unique password. This extranet shall be substantially similar to Exhibit C and shall contain, subject to the limitations of EHI’s privacy policy and any applicable law, rule, or regulation: (a) for individual, family, and short-term plans: the number of [***]; and (b) for small group plans: the [***]. Further, the Parties will mutually agree upon additional reporting for GRIC of [***] on a [***] basis. Such data shall include, at a minimum, the information set forth in Exhibit D and shall be in a format mutually agreed upon by the parties. EHI shall own all sales related data on the extranet and/or provided in written format to GRIC and it shall be subject to all privacy and confidentiality provisions of the Agreement.

[***]	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

10. Each party agrees to comply with all state or federal laws and regulations applicable to that party and to indemnify the other party for any losses incurred by the other party due to noncompliance, unless the other party was also involved in the noncompliance.

11. The Parties shall not permit a link to the EHI site from any website or Email that contains any content or material that is sexual or offensive in nature or that in any way promotes or encourages hatred, violence, or discrimination. GRIC shall not use any deceptive means, including, but not limited to, misleading advertising, to refer visitors to the EHI site.

12. EHI will use commercially reasonable efforts to ensure that the EHI Site is operational during the term of this Amendment at least ninety-nine percent (99%) of each month, excluding downtime for regularly scheduled maintenance, which shall be performed during off-peak hours.

13. Each Party agrees to give the other Party commercially reasonable notice of any system change or upgrade that may require a system change or upgrade by the other Party or with respect to the Other Web Site(s). EHI recognizes that GRIC has no ownership of, or operational or maintenance responsibility for, the Other Web Site(s), and, therefore, is only required to use its best efforts to fulfill the obligations of this paragraph and paragraphs 2 and 11 above.

14. EHI grants to GRIC a non-exclusive, non-transferable license (without right to sublicense) to use and display, during the term of this Amendment, the name, logo and other identifiers as set forth on Exhibit B attached hereto (the “EHI Licensed Marks”), solely for the purposes of allowing GRIC to perform its obligations under this Amendment. GRIC agrees that the EHI Licensed Marks are and will remain the sole property of EHI and GRIC agrees not to contest the ownership of such EHI Licensed Marks, nor misappropriate such EHI Licensed Marks for its own use. GFIC also agrees that its use of the EHI Licensed Marks shall be in accordance with EHI’s policies regarding the usage of its trademarks to the extent such policies are not in conflict with this Amendment.

15. Excluding any trade or service marks, or other intellectual property, that GRIC specifically allows EHI to display on the EHI site for purposes of this Amendment, EHI shall retain all right, title and interest in the EHI site and all intellectual property rights therein. GRIC shall retain all right, title, and interest in its trade or service marks or other intellectual property.

16. This Amendment will remain in effect throughout the term of the Agreement by and between the Parties, but may be removed from the Agreement by either Party:

A.	without cause upon at least thirty (30) calendar days prior written notice to the other Party;

B.	upon ten (10) calendar days written notice of a material breach of the provisions of this Amendment by the other Party, provided such breach is not cured within such ten day period;

C.	notwithstanding B. above, immediately if:

(i)	the Party not initiating the removal action breaches paragraph 11 above, or otherwise engages in conduct that is likely to damage the other Party’s reputation; or

(ii)	either Party presents or causes to be presented to the other any incomplete, misleading or false information regarding, associated with, or contained in, any Fully Submitted Application; or

(iii)	EHI presents or causes to be presented to GRIC any incomplete, misleading or false information under Paragraph 9 above.

This Amendment may also be removed from the Agreement by further written agreement of the Parties.

Removal of this Amendment under any circumstances shall not affect the remaining provisions of the Agreement.

Upon termination of this Amendment for any reason GRIC shall, as soon as reasonably possible, disconnect or cause to be disconnected the Links to the EHI site, and EHI shall, as soon as reasonably possible, remove from the EHI site all trade or service marks, or other intellectual property, that GRIC allowed EHI to display on the EHI site for purposes of this Amendment.

17. This Amendment shall be effective upon the latter of the dates written below.

All terms and conditions of the Agreement remain in full force and effect unless specifically changed by this Amendment.

This Amendment is accepted and agreed to by the Parties this as evidenced by the signatures below of their respective authorized representatives.

GOLDEN RULE INSURANCE COMPANY		eHEALTHINSURANCE SERVICES, INC.

By:	[***]	By:	/s/ Bruce Telkamp
	[***]		Bruce Telkamp

Title:	Vice President of Sales	Title:	Senior Vice President

Date:	2/22/05	Date:	2/24/05

[***]	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

EXHIBIT A

(Fees)

I.	Referral Fees (Licensed States)

EHI will pay GRIC the Referral Fees set forth below based on the cumulative number of individual and small business plan members generated through the EHI site to date.

Members	Commission Percentage
[***]	[***]%
[***]	[***]%
[***]	[***]%
[***]	[***]%

II.	Linking Fees (Unlicensed States and Related Products)

Product		One-Time Linking Fee
[***] Plans	$	[***]
Dental Plans	$	[***]
Individual & Family Plans	$	[***]
Small Group Plans ([***] employees)	$	[***]
Small Group Plans ([***] employees)	$	[***]
Small Group Plans ([***] employees)	$	[***]
Small Group Plans ([***] employees)	$	[***]
Small Group Plans ([***] employees)	$	[***]
Small Group Plans ([***] employees)	$	[***]
Additional Products Added to the eHealth Site		eHealth’s then standard Linking Fee for such product

[***]	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

EXHIBIT C

(Partner [***])

Partner Reporting

Monthly Summary

Company Name	Test
Brand Name	Test ABC
Alliance ID	Tes11111
Report Date	01-11-2001

Individual, Family & Medicare Supplemental Plans (IFP/MS):

MONTH	[***]	[***]	[***]	[***]	[***]	[***]
2001/01	12345	1234	1025	155	111	188
2000/12	23456	1234	1025	155	111	188
2000/11	45678	1234	1025	155	111	188
2000/10	56789	1234	1025	155	111	188
2000/09	78901	1234	1025	155	111	188
2000/08	12345	1234	1025	155	111	188
2000/07	11111	1234	1025	155	111	188
2000/06	22222	1234	1025	155	111	188
2000/05	33333	1234	1025	155	111	188

[***]	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

[***] Medical Insurance ([***]):

MONTH	[***]	[***]	[***]	[***]	[***]	[***]
2001/01	12345	1234	1025	155	111	188
2000/12	23456	1234	1025	155	111	188
2000/11	45678	1234	1025	155	111	188
2000/10	56789	1234	1025	155	111	188
2000/09	78901	1234	1025	155	111	188

[***] Plans ([***]):

MONTH	[***]	[***]	[***]	[***]	[***]	[***]
2001/01	555	20	8	5	28	18
2000/12	555	20	8	5	28	18
2000/11	555	20	8	5	28	18
2000/10	555	20	8	5	28	18
2000/09	555	20	8	5	28	18
2000/08	555	20	8	5	28	18
2000/07	555	20	8	5	28	18
2000/06	555	20	8	5	28	18
2000/05	555	20	8	5	28	18
2000/05	555	20	8	5	28	18

[***]	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

EXHIBIT D

(Additional Reports)

I.	Monthly Report on [***] sold as a result of [***] to eHealth insurance to include the following information:

a.	[***] Type

i.	[***];

ii.	[***];

iii.	[***];

iv.	[***]; and

v.	[***].

b.	[***] including the combination of [***] including, but not limited to:

i.	[***];

ii.	[***]

iii.	[***]

iv.	[***]; and

v.	[***].

c.	Example:

#1 [***].

[***]	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

AMENDMENT NUMBER 6

TO THE INTERNET MARKETING SERVICE AGREEMENT

BETWEEN

GOLDEN RULE INSURANCE COMPANY

AND

eHEALTHINSURANCE SERVICES, INC.

The Internet Marketing Service Agreement (“the Agreement”) by and between Golden Rule Insurance Company (“GRIC”) and eHealthInsurance Services, Inc. (“EHI”) dated October 1, 1999, as previously amended, is further amended by as follows:

Section 1 of Amendment 5 is hereby amended and restated in its entirety to read as follows:

EHI shall develop an “EHI site” to which certain visitors to one or more other web sites, owned and/or operated by GRIC or entities with whom GRIC has a relationship (“Other Web Site(s)”), may be transferred or directed. In EHI’s sole discretion, the EHI site may be a dedicated portion of its general retail web site, namely http://www.ehealthinsurance.com, or a separate, dedicated web site. The initial launch of the EHI site will be approved by the Parties subsequent to the execution of this Amendment and only upon the prior written approval of GRIC will the EHI site include the trademarks or servicemarks of GRIC. Generally, however, the parties intend that visitors to the Other Web Site(s), who express an interest in receiving information about, or purchasing, products that GRIC or its affiliates do not have available, shall be given the opportunity to be transferred to, or shall be directed to, the EHI site. Except as expressly provided herein, the EHI site shall at all times have at least the same functionality as offered on EHI’s general retail web site. Except as otherwise set forth herein, EHI shall be solely responsible, at its own expense, for the development, operation and maintenance of the EHI site.

The parties acknowledge that the initial launch of the EHI site occurred in connection with the execution of Amendment Number 5 to the Agreement. This Amendment shall be effective upon the latter of the dates written below.

All terms and conditions of the Agreement remain in full force and effect unless specifically changed by this Amendment.

This Amendment is accepted and agreed to by the Parties this as evidenced by the signatures below of their respective authorized representatives.

GOLDEN RULE INSURANCE COMPANY		eHEALTHINSURANCE SERVICES, INC.

By:	[***]	By:	/s/ Bruce Telkamp
	[***]		Bruce Telkamp
Title:	Vice President of Sales	Title:	Senior Vice President
Date: 3/15/06		Date: March 7, 2006

[***]	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.